UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2007

SALEM COMMUNICATIONS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

ITEM 5.02(e)

COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

SIGNATURE

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ITEM 5.02(e)	COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

2006 Named Executive Officer Bonuses

On March 14, 2007, the Board of Directors of Salem Communications Corporation (the “Company”) authorized the payment of the following annual incentive (i.e., bonus) awards to the Company’s named executive officers for the year ended December 31, 2006:

Named Executive Officer	Title	Cash Bonus
Edward G. Atsinger III	President, CEO and Director	$220,000
Stuart W. Epperson	Chairman of the Board	$80,000
Joe D. Davis	Executive Vice President and Chief Operating Officer	$75,000
David A. R. Evans	Executive Vice President - Business Development and Chief Financial Officer	$75,000
Robert C. Adair	Senior Vice President, Operations	$85,000

In addition to the cash bonuses listed above, Mssrs. Atsinger, Epperson, Davis and Evans were granted options to purchase shares of the Company’s Class A common stock as reported by the recipients of these option grants via separate filings made on Form 4 with the Securities and Exchanges Commission.  Robert C. Adair was also granted an option to purchase 5,000 shares of the Company’s Class A common stock. This option has an exercise price of $11.80, the closing price on the date the option was granted, and the option will vest annually in four equal installments, commencing on March 14, 2008.

Annual bonuses are designated to reward attainment of short-term and long-term goals and reflect both Company and individual performance. In determining the amounts of cash bonuses and stock options to be awarded to each named executive officer, the Board of Directors evaluated each executive’s performance by considering a variety of factors, including, among others, the overall performance of the Company and the executives’ ability to develop successful strategies, drive results and achieve favorable financial results for the Company in 2006. Stock option awards to the Company’s officers, including the named executive officers set forth above, are granted pursuant to the Amended and Restated 1999 Stock Incentive Plan that was last approved by our stockholders in May 2006.

The Company intends to provide additional information regarding the compensation given to the named executive officers during the year ended December 31, 2006, in the Form 10-K for the Company’s fiscal year ended December 31, 2006, which will be filed with the United States Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: March 16, 2007
By: /s/ EVAN D. MASYR
Evan D. Masyr
Vice President - Accounting and Finance

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